                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL

                             TO TENDER FOR EXCHANGE
       14 3/4% SENIOR REDEEMABLE EXCHANGEABLE CUMULATIVE PREFERRED STOCK
                                      AND
                    11 5/8% SENIOR DISCOUNT DEBENTURES DUE 2009
                                       OF
                         LIBERTY GROUP PUBLISHING, INC.
           PURSUANT TO THE PROSPECTUS DATED                   , 1998

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON     , 1998,
UNLESS EXTENDED.
--------------------------------------------------------------------------------

   TO:                 , AS EXCHANGE AGENT FOR THE OLD SENIOR PREFERRED STOCK




By Registered or Certified Mail:                        By Overnight Courier:

            By Hand:                                         By Facsimile:

                                                              Attention:
                                                        Confirm by telephone:


TO: STATE STREET BANK AND TRUST COMPANY, AS EXCHANGE AGENT FOR THE OLD SENIOR DISCOUNT DEBENTURES


By Mail (registered or certified               By Hand or Overnight Courier:
       mail recommended):

State Street Bank and Trust Company         State Street Bank and Trust Company
    Corporate Trust Department             Corporate Trust Department, 4th Floor
           P.O. Box 778                           Two International Plaza
  Boston, Massachusetts 02102-0078              Boston, Massachusetts 02110


                                By Facsimile:
                               (617) 664-5395

                         Attention: Sandra Szczsponik
                     Confirm by telephone: (617) 664-5587

     Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     HOLDERS OF BOTH OLD SENIOR PREFERRED STOCK AND OLD SENIOR DISCOUNT DEBENTURES (BOTH AS DEFINED BELOW) WILL RECEIVE TWO (2) LETTERS OF TRANSMITTAL AND MUST DELIVER ONE COMPLETED LETTER OF TRANSMITTAL DESCRIBING THE OLD SENIOR PREFERRED STOCK TO BE TENDERED TO THE EXCHANGE AGENT FOR THE OLD SENIOR PREFERRED STOCK AND ONE COMPLETED LETTER OF TRANSMITTAL DESCRIBING THE OLD SENIOR DISCOUNT DEBENTURES TO THE EXCHANGE AGENT FOR THE OLD SENIOR DISCOUNT DEBENTURES. SEE INSTRUCTION 1 REGARDING THE COMPLETION OF THIS LETTER OF TRANSMITTAL PRINTED BELOW.

     The undersigned acknowledges that he or she has received the Prospectus
dated             , 1998 (the "Prospectus") of Liberty Group Publishing, Inc.
(the "Company") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange one share of its 14 3/4% New Senior Redeemable Exchangeable Cumulative Preferred Stock (the "New Senior Preferred Stock") and $1,000 principal amount of its 11 5/8% New Senior Discount Debentures due 2009 (the "New Senior Discount Debentures" and, together with the New Senior Preferred Stock, the "New Securities"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each share of its outstanding 14 3/4% Senior Redeemable Exchangeable Cumulative Preferred Stock and $1,000 principal amount of its outstanding 11 5/8% Senior Discount Debentures due 2009 (the "Old Senior Discount Debentures" and, together with the Old Senior Preferred Stock, the
"Old Securities").  The rights and preferences of the New Senior Preferred
Stock and the form and terms of the New Senior Discount Debentures are the same as the rights and preferences of
the Old Senior Preferred Stock and the form and terms of the Old Senior
Discount Debentures, respectively, except that the New Securities have been registered under the Securities Act and hence will not bear legends restricting the transfer thereof. The term "Expiration Date" shall mean 5:00
p.m., New York City time, on                       , 1998, unless the Company,
in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

     The Letter of Transmittal is to be used by Holders of Old Securities (i) if certificates representing the Old Securities are to be physically delivered herewith; or (ii) if tender of the Old Securities is to be made by book-entry transfer to the Exchange Agent's account at the Depository Trust Company ("DTC"), pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Securities and instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP"), or (iii) if tender of the Old Securities is to be made according to the guaranteed delivery procedures described in the Prospectus under caption "The Exchange Offer--Guaranteed Delivery Procedures."

     Holders of Old Securities who are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery of the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Deliver of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of this Letter of Transmittal by the participant identified in the Agent's Message. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce such Letter of Transmittal against such participant.

     Delivery of this Letter of Transmittal or other documents to DTC does not constitute delivery to the Exchange Agent.

     The term "Holder" with respect to the Exchange Offer means any person (i) in whose name Old Securities are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Old Securities are held of record by DTC who desires to deliver such Old Securities by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Securities must complete this letter in its entirety.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOX


------------------------------------------------------------------------------------------------------------------------------------
                                                DESCRIPTION OF OLD SECURITIES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           Aggregate       Principal Amount
                                                                                           Principal          Tendered
                                                                                            Amount           (must be in
Names and Address(es) of Registered Holder(s)                                           Represented by    Integral Multiples
         (Please fill in, if blank)*                         Certificate                Certificate(s)       of $1,000)**
------------------------------------------------------------------------------------------------------------------------------------

                                                        ----------------------------------------------------------------------------

                                                        ----------------------------------------------------------------------------

                                                        ----------------------------------------------------------------------------

                                                        ----------------------------------------------------------------------------

                                                        ----------------------------------------------------------------------------

                                                        ----------------------------------------------------------------------------

                                                        ----------------------------------------------------------------------------
                                                                TOTAL
                                                        ----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
*  Need not be completed by Holders tendering by book-entry transfer.
** Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Old Securities will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount
   Represented by Certificate(s)."

   If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

   The minimum permitted tender of Old Senior Preferred Stock is one share.  The minimum permitted tender of Old Senior
   Discount Debentures is $1,000 in principal amount.  All other tenders of Old Senior Discount Debentures must be integral multiples of $1,000.
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------    -------------------------------------------------------------

                        SPECIAL REGISTRATION                                       SPECIAL DELIVERY INSTRUCTIONS
                            INSTRUCTIONS                                           (SEE INSTRUCTIONS 4, 5 AND 6)
                    (SEE INSTRUCTIONS 4, 5 AND 6)
                                                                       To be completed ONLY if certificates for Old
To be completed ONLY if certificates for Old Securities in a           Securities in a principal amount not tendered, or New
principal amount not tendered, or New Securities issued in exchange    Securities issued in exchange for Old Securities
for Old Securities accepted for exchange, are to be issued in the      accepted for exchange, are to be sent to someone
name of someone other than the undersigned, or if the Old Securities   other than the undersigned, or to the undersigned at
tendered by book-entry transfer that are not accepted for exchange     an address other than that shown above.
are to be credited to an account at DTC.
                                                                       Deliver certificate(s) to:

Issue certificate(s) to:
                                                                       Name
Name                                                                       -------------------------------------------------------
    ------------------------------------------------------------                                  (Please Print)
                           (Please Print)
Address                                                                Address
       ---------------------------------------------------------              ----------------------------------------------------
                        (Include Zip Code)                                                      (Include Zip Code)

-------------------------------------------------------------------    -------------------------------------------------------------
             (Tax Identification or Social Security No.)                    (Tax Identification or Social Security No.)

                           REQUESTS FOR PROSPECTUSES
                              (SEE INSTRUCTION 10)

To be completed ONLY if you are a broker or dealer and are required under Federal securities laws to deliver a Prospectus in connection with resales of New Securities.

Deliver _________ Prospectuses to:
       (Quantity)

Name of Firm
            --------------------------------------------------------------------
                                        (Please Print)

Address
       -------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     (Include Zip Code)


Attention
         -----------------------------------------------------------------------

Telephone
         -----------------------------------------------------------------------

Facsimile
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------

Ladies and Gentlemen:

     Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Securities indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Securities tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Securities tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Securities with full power of substitution to (i) deliver certificates for such Old Securities to the Company, or transfer ownership of such Old Securities on the account books maintained by DTC, and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Securities for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Securities, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Securities tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that any New Securities acquired in exchange for Old Securities tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Securities, whether or not such person is the undersigned, that neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Securities and that neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Securities. If the undersigned is a broker-dealer that will receive New Securities, it represents that the Old Securities to be exchanged for New Securities were acquired as a result of market-making activities or other trading activities and not acquired directly from the Company, and it acknowledges that it will deliver a Prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a Prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Securities tendered hereby.

     For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Securities when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

     If any tendered Old Securities are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Securities will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

     The undersigned understands that tenders of Old Securities pursuant to the procedures described under the caption "The Exchange Offer--Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

     Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the New Securities issued in exchange for the Old Securities accepted for exchange and any certificates for Old Securities not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Securities tendered by DTC, by credit to the undersigned's account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Securities issued in exchange for the Old Securities accepted for exchange and any certificates for Old Securities not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Securities issued in exchange for the Old Securities accepted for exchange in the name(s) of, and return any certificates for Old Securities not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Securities from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Securities so tendered.

     Holders who wish to tender their Old Securities and (i) whose Old Securities are not immediately available or (ii) who cannot deliver their Old Securities, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Old Securities according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal printed below.


                                                 PLEASE SIGN HERE WHETHER OR NOT
                                       OLD SECURITIES ARE BEING PHYSICALLY TENDERED HEREBY


X
--------------------------------------------------------------------------              --------------------------------------------
                                                                                                              Date
X
--------------------------------------------------------------------------              --------------------------------------------
Signature(s) of Registered Holder(s) or Authorized Signatory                                                  Date

Area Code and Telephone Number:
                               -------------------------------------------

     The above lines must be signed by the registered Holder(s) as their name(s) appear(s) on the Old Securities or, if the Old
Securities are tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of the Old Securities, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal.  If Old Securities to which this
Letter of Transmittal relate are held of record by two or more joint Holders, then all such Holders must sign this Letter of
Transmittal.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii)
unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act.  See Instruction 4 regarding the completion of this Letter of Transmittal printed below.

Name(s):
         ---------------------------------------------------------------------------------------------------------------------------
                                                          (Please Print)

------------------------------------------------------------------------------------------------------------------------------------

Capacity:
         ---------------------------------------------------------------------------------------------------------------------------

Address:
        ----------------------------------------------------------------------------------------------------------------------------
                                                        (Include Zip Code)

------------------------------------------------------------------------------------------------------------------------------------

Signature(s) Guaranteed by an Eligible Institution:

(If required by Instruction 4)
                              ------------------------------------------------------------------------------------------------------
                                                      (Authorized Signature)

                              ------------------------------------------------------------------------------------------------------
                                                             (Title)

                              ------------------------------------------------------------------------------------------------------
                                                          (Name of Firm)

Dated:                                        , 1998
------------------------------------------------------------------------------------------------------------------------------------


                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD SECURITIES. The tendered Old Securities (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Securities delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Securities, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Securities should be sent to the Company.

     HOLDERS OF BOTH OLD SENIOR PREFERRED STOCK AND OLD SENIOR DISCOUNT DEBENTURES WILL RECEIVE TWO (2) LETTERS OF TRANSMITTAL AND MUST DELIVER ONE COMPLETED LETTER OF TRANSMITTAL DESCRIBING THE OLD SENIOR PREFERRED STOCK TO BE TENDERED TO THE EXCHANGE AGENT FOR THE OLD SENIOR PREFERRED STOCK AND ONE COMPLETED LETTER OF TRANSMITTAL DESCRIBING THE OLD SENIOR DISCOUNT DEBENTURES TO THE EXCHANGE AGENT FOR THE OLD SENIOR DISCOUNT DEBENTURES.

     Holders who wish to tender their Old Securities and (i) whose Old Securities are not immediately available, (ii) who cannot deliver their Old Securities, (iii) who are ATOP members but who elect not to use ATOP, or (iv) who are not ATOP members, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Securities according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution (as defined in Instruction 4); (b) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number or numbers of such Old Securities and the principal amount of Old Securities tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Securities (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (c) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Securities in proper form for transfer (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures" or such Holder must properly complete and duly execute an ATOP ticket in accordance with DTC procedures. Any Holder who wishes to tender his Old Securities pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Securities according to the guaranteed delivery procedures set forth above.

     All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Securities, and withdrawal of tendered Old Securities will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Securities not properly tendered or any Old Securities the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Securities. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Securities must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Securities, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Securities will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Securities received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date.

     2. TENDER BY HOLDER. Only a Holder of Old Securities may tender such Old Securities in the Exchange Offer. Any beneficial owner of Old Securities who is not the registered Holder and who wishes to tender should arrange with such Holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his or her Old Securities, either make appropriate arrangements to register ownership of the Old Securities in such owner's name or obtain a properly completed bond power from the registered Holder.

     3. PARTIAL TENDERS. The minimum permitted tender of Old Senior Preferred Stock is one share. Tenders of Old Senior Discount Debentures will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Old Securities is tendered the tendering Holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of Old Securities" above. The entire principal amount of any Old Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Securities is not tendered, then Old Securities for the principal amount of Old Securities not tendered and a certificate or certificates representing New Securities issued in exchange for any Old Securities accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal, promptly after the Old Securities are accepted for exchange.

     4. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Securities tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Securities or, if the Old Securities are tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of the Old Securities, without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Old Securities tendered and the certificate or certificates for New Securities issued in exchange therefor is to be issued (or any untendered principal amount of Old Securities is to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered Old Securities, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Securities tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

     If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Securities listed, such Old Securities must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered Holder or Holders appears on the Old Securities.

     If this Letter of Transmittal (or facsimile hereof) or any Old Securities or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

     Endorsements on Old Securities or signatures on bond powers required by this Instruction 4 must be guaranteed by an Eligible Institution.

     Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Old Securities tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Old Securities are tendered of the account for an Eligible Institution.

     5. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Securities or substitute Old Securities for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of Old Securities through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

     6. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Securities pursuant to the Exchange Offer. If, however, certificates representing New Securities or Old Securities for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered Holder of the Old Securities tendered hereby, or if tendered Old Securities are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Securities pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Old Securities listed in this Letter of Transmittal.

     7. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Securities tendered.

     8. MUTILATED, LOST, STOLEN OR DESTROYED OLD SECURITIES. Any tendering Holder whose Old Securities have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

     9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

     10. REQUESTS FOR PROSPECTUSES. Brokers and dealers that are required under Federal securities laws to deliver a Prospectus in connection with resales of New Securities should complete the applicable box to obtain copies of the Prospectus and any amendments and supplements to the Prospectus to enable them to comply with such prospectus delivery requirements. If you require additional copies of the Prospectus or any amendments or supplements
thereto, please call                                             of the Company.


                         (DO NOT WRITE IN SPACE BELOW)


                Certificate     Old Securities          Old Securities
                Surrendered        Tendered                Accepted

            --------------------------------------------------------------

            --------------------------------------------------------------

            --------------------------------------------------------------


Delivery Prepared by                            Checked By                      Date
                    --------------------                  --------------            ---------------------
